UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2007
                                                         ----------------

                             LAPORTE BANCORP, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                 001-33733                To Be Applied For
  --------------------------    -----------------------    ---------------------
(State or Other Jurisdiction)    (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

710 Indiana Avenue, LaPorte, Indiana                            46350
----------------------------------------------                  -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (219) 362-7511
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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Item 8.01.  Other Events
            ------------

     On October 12, 2007, Lee A. Brady, President and Chief Executive Officer of The LaPorte Savings Bank (the "Bank"), headquartered in La Porte, Indiana, announced that the Bank received regulatory approvals to consummate its mutual holding company reorganization, the minority stock offering by LaPorte Bancorp, Inc. (the "Company") and complete the acquisition of City Savings Financial (OTCBB: CSFC), and its wholly-owned subsidiary City Savings Bank.

         A press release is attached as Exhibit 99.1


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

  (a) Financial Statements of Businesses Acquired. Not applicable.
  (b) Pro Forma Financial Information. Not applicable.
  (c) Shell Company Transactions. Not applicable.
  (d) Exhibits.



                  Exhibit No.               Description
                  -----------               -----------

                     99.1                   Press release dated October 12, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      LAPORTE BANCORP, INC.



DATE:  October 12, 2007                By: /s/ Lee A. Brady
                                           ------------
                                           Lee A. Brady
                                           President and Chief Executive Officer

                                  Exhibit 99.1